ING INVESTORS TRUST

ING Disciplined Small Cap Value Portfolio

(“Portfolio”)

Supplement dated July 31, 2009 to the Portfolio’s

Adviser Class (“ADV”), Institutional Class (“Class I”),

Service Class (“Class S”) and Service 2 Class Prospectuses and

related Statement of Additional Information

each dated May 1, 2009

On May 14, 2009, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the Portfolio. It is expected that the liquidation will take place during the third quarter of 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE